Exhibit 99.2

REFINITIV STREETEVENTS EDITED TRANSCRIPT Q1 2022 VOXX International Corp Earnings Call EVENT DATE/TIME: JULY 13, 2021 / 2:00PM GMT

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Exhibit 99.2

CORPORATE PARTICIPANTSCharles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorPatrick M. Lavelle VOXX International Corporation - President, CEO & DirectorCONFERENCE CALL PARTICIPANTSThomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystGlenn Wiener GW Communications LLC - OwnerPRESENTATIONOperatorGood day and thank you for standing by. Welcome to the VOXX Fiscal 2022 First Quarter Results Conference. (Operator Instructions) Please be advised that today's conference is being recorded.I would now like to hand the conference to your host, Glenn Wiener, Investor Relations. Please go ahead.─────────────────────────────────────────────────────────────────────────────────────Glenn Wiener GW Communications LLC - OwnerThank you, Carmen. Good morning and welcome to VOXX International's Fiscal 2022 First Quarter Conference Call. It's been about approximately 2 months since we last reported our Fiscal '21 results, and I'm pleased to say momentum has continued.Today, we will have prepared remarks from Pat Lavelle, President and Chief Executive Officer; and Michael Stoehr, Senior Vice President and Chief Financial Officer. After which, we will open the call for questions.A few quick items to address before turning the call over to management. Our Annual Meeting of Stockholders will be held on July 29, and it will be a virtual meeting, similar to last year's format. Our proxy statement can be found in the Investor Relations section of our website under SEC Filings.Michael Stoehr and I will be presenting at the D.A. Davidson Bison Select Conference on August 4, and we will be hosting meetings throughout the day. And we have registered to present at the Sidoti Summer Virtual Microcap Investor Conference on August 19, the time to be determined and announcement once that's confirmed will be [sent] (added by company after the call) out. I would also add that we expect to participate in other conferences throughout the back end of the year. We are actively talking with investors, analysts and others capital parties.I'd like to remind everyone that except for historical information contained herein, statements made on today's call and webcast that would constitute forward-looking statements are based on currently available information. The Company assumes no responsibility to update any such forward-looking statements, and I would like to point you to the risk factors associated with our business, which are detailed in our Form 10-K for the period ended February 28, 2021.It is now my pleasure to turn the call over to Pat.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorThank you, Glenn, and good morning, everyone.As expected, we reported strong growth across each of our business segments. Our first quarter is typically our most challenging. However, in Fiscal '22, our Q1 sales were up over 90%; net income attributable to VOXX was $2.7 million, an $11 million improvement; and adjusted EBITDA of $8.3 million increased by $11.5 million when comparing the fiscal 2022 and fiscal 2021 first quarters. All things considered, especially with some of the supply chain issues the industry is facing and the higher costs we've had to absorb, I'm quite pleased with the performance.I'll also note that while we reported a small operating loss, our operations were profitable when excluding the higher legal and professional costs associated with all of the transactions that we have underway with Onkyo, Pioneer, GalvanEyes, and these are all one-time expenses.Our Q1 results last year were negatively affected by the start of COVID as many of our larger retailers and OEM customers shut down. And as reported, we cut overhead drastically to see what the impact of the pandemic would be on our business. We furloughed employees, stopped certain investments, cut travel and many third-party expenses until we were able to see the full impact of COVID.As sales improved throughout the year, we essentially restored most of these cuts by the end of our Fiscal 2021 third quarter. So, as we entered the first quarter of [Fiscal] (added by company after the call) 2022, business was operating at more normal levels and we were able to increase sales dramatically to cover the higher overhead while creating new revenue streams for the future.Our Automotive segment grew by over $25 million. Our OEM business was up, aided by the Nissan Armada rear-seat entertainment program coming online and higher volumes due to prior year plant shutdowns. We also had sales increases of OEM automotive safety electronic products and higher aftermarket sales across several categories as retailers and aftermarket dealers were operating mostly at pre-COVID levels during the Fiscal 2022 first quarter. Overall, in Automotive, sales were up, gross margins improved, and the segment was profitable with a $6.3 million improvement in pre-tax income year-over-year.We were awarded a new rear-seat entertainment program with INFINITI in support of their QX80 launch, roughly $1.5 million over 5 years with shipments starting this month. We won a new OEM program from Volvo Europe, approximately $2.1 million, for LED modules on their heavy-duty trucks. This marks the third award with Volvo since we acquired VSM at the end of January 2020. We were also awarded a small OEM program from Nissan for fog light kits, which we hope to expand on.We continue to ship Ford our current EVO rear-seat solution as we gear up for the EVOLVE launch with

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Exhibit 99.2

Amazon's Fire TV built-in. EVOLVE will start to ship in November and will be released to dealers in February of 2022. We are in discussions with Ford about adding new vehicles, as I mentioned on our last call, and we are making progress.As projected, we launched our new EVOLVE program with Stellantis and expect to ramp up volume throughout the year. Over the next several weeks, we expect to finalize additional programs with Stellantis. We were advised that VOXX Automotive will be the supplier of record for a headless VRM program, a new type of video system starting in the second quarter next year along with additional display units starting a year later. We expect to have final details to share by our Annual Stockholders' Meeting or by our next quarterly call. But based on discussions, we anticipate this could generate in excess of $75 million of new business. When we receive the official notice, this will bring the total volume of new OEM awards that we have received over the past approximately 2 years to roughly $500 million. We are in discussions with other OEMs for EVOLVE and our latest solution and have several requests for proposals pending. We are building a strong portfolio of OEM awards, a majority of them incremental business that will layer on our core business for several years out.Our Consumer Electronics segment posted a sales increase of almost $40 million with the bulk coming from the Premium Audio Company, though Other Consumer Electronics Products grew as well. We had growth in the home theater, subwoofer, premium mobility and premium wireless audio categories and benefited from new sales of premium wireless computer speaker systems and Bluetooth products. Additionally, 11 TC, the subsidiary established last August to distribute Onkyo and Pioneer products, also led to the year-over-year increases.As I mentioned earlier in last year's first quarter, we had the COVID-19 pandemic in full swing and had to deal with retail store closures. We are now operating at more normalized levels with expanded distribution and an improved product assortment, which bodes well for the future, even considering many of the initial COVID stay-at-home-type purchases that will not be anniversaried.During this year's first quarter, margins were impacted by higher inbound freight costs and warehousing overseas, several promotions that were run during the quarter to clear holiday inventory and certain products that were sold at distributor-like margins, obviously, Onkyo. The CE segment, as a whole, however, delivered $5.5 million in pretax income versus a small loss in last year's first quarter.As we announced just a few weeks ago, the Premium Audio Company formed a Joint Venture with Sharp Corporation. The JV will acquire Onkyo's Home and Audio Video business, and the Premium Audio Company will be the controlling interest holder. The total purchase price is $30.8 million plus certain liabilities, and Mike will go through more of those deal terms in his remarks. We are looking to close by the end of August, pending regulatory approvals and general closing conditions. And assuming all moves forward as planned, the JV will own the Onkyo and Integra brands, all IP, all distribution, engineering, and manufacturing rights. This deal will provide us with more normalized margins that we typically [see in the premium audio space rather than the distribution-like] (corrected by company after the call) margins we were working on this past year when the agreement was reached.We also solidified the alliance with Pioneer, reaching a new licensing agreement to manufacture and distribute Pioneer and Pioneer Elite brands for A/V products worldwide, except for the People's Republic of China. It will take time for Sharp to ramp up production lines in Malaysia and to secure all parts and inventory needed due to the shortages today. But with that said, if we close as planned, we should do approximately $50 million in net sales this Fiscal year compared to a little under $14 million in Fiscal '21.And as I've stated on prior calls, we're talking about an Onkyo business that did well over $200 million just a few years ago and more in prior years. There is no doubt we have the distribution and infrastructure to rebuild worldwide sales. And thus, over the next few years, this would be a big boost to both the top and bottom line. Additionally, 11 TC, remember, also picked up the ESOTERIC and TEAC brand in April of last year.I went through many of the new product launches on our last call, so I won't rehash them. But if anyone has questions, feel free to ask. And the same goes for partnerships with the most recent being the PGA program that we have launching this summer.As for the Biometrics segment, things are improving, albeit at a little slower rate than we had hoped. Revenue more than doubled, coming in at a little over $200,000; gross margins turned positive; and our pretax loss was roughly in line with last year's [first] (added by company after the call) quarter. Driving the improvement were higher sales of our newer [NBiXT] (corrected by company after the call) product that comes with iTEMP to take a person's temperature before allowing access via an iris scan.We continue to make progress on additional programs and remain in discussions with several potential partners for EyeLock's embedded technology. We are also moving forward with the health care equipment supplier I referenced on prior calls with minor revenue contributions expected this year as we go through beta tests, increased revenue in Fiscal '23 as they do a soft rollout and a wider scale build-out in Fiscal '24. Everything remains on track.On July 29, we'll host our Virtual Annual Meeting of Stockholders, and up for vote will be the proposed distribution agreement between EyeLock and GalvanEyes LLC, which is majority owned by Beat Kahli, our largest shareholder, who is also up for election as a new Board Director.And what I'd like to do first is give you a little bit about Mr. Kahli. He currently serves as the Founder and CEO of Kähli Holding AG and Avalon Park Group, a real estate development company here in Orlando; and as CEO and Director of sitEX Properties Holding AG, another real estate company with activities in the U.S. and in Switzerland. He serves on the Board of Advent Health Orlando, one of the largest nonprofit health systems in the U.S., and has several other business interest internationally. He has been very supportive since he began investing in VOXX, offering to leverage his network to help drive our business forward. We believe his vast experience across diverse industries, his global network and his current and prior Board service will be an asset to our company as we look to expand and drive meaningful shareholder value.I understand from some investors that there is a desire for more disclosure on GalvanEyes. Mr. Kahli has been made aware of that request. And although he has been holding off on marketing until the deal is approved and finalized, his team has started to expand communications.GalvanEyes recently launched its website, www.galvaneyesbiometric.com, to provide investors with more background on the Company, its people and reach. And I'd also like to recommend, you review the Avalon Park Group website for more information.But here are a few facts. GalvanEyes is part of Avalon Park Group with over $1 billion in assets globally. Mr. Kahli serves as Chairman of the Board. And the management team he has assembled includes Allen Ibaugh, CEO, who has a 25-plus year career working on various security, authentication, database and systems planning projects for departments of transportation, metropolitan planning organizations, local governments and private companies; Jason Amadori, CTO, also with a 25-plus year career focused on technical solutions development specializing in scanning-based technologies such as LiDAR, sensors, authentication, change detection and risk assessment; and Rick Hammond, Chief Growth Officer, another with a 25-plus year career in IT, engineering and cybersecurity services to transportation, government and the private sector.This team is backed by an advisory group. And while awaiting shareholder approval, they are in the process of setting up operations, leveraging contacts and determining the best paths forward to create new business opportunities for EyeLock both in the physical security products and in the embedded solutions.This is a seasoned team that has worked together on several programs across the globe. Their backgrounds and Avalon Park Group's vast reach make them an ideal distribution partner that can help us in markets where we have a limited to no presence. Real estate, critical infrastructure, transportation, U.S. government, they have dealt with companies and agencies within these areas for over 20 years. Through GalvanEyes, they provide us with infrastructure in the EU, Switzerland, Puerto Rico, Malaysia and Singapore where EyeLock has limited reach. And most important, they understand and believe in EyeLock's technology and the need for it.As noted in our Proxy, GalvanEyes will pay EyeLock $10 million in the form of an annual fee up to $5 million for the first 2 years with payments by quarter. And any gross profit they generate on sales of EyeLock products would be deducted from the annual fee, but essentially $5 million per year flowing to gross profit, improving EyeLock's financial performance and our consolidated results.In summary, this has been a very active and a relatively good first quarter. We expect growth in 2Q. However, the cost of doing business will be greater due to higher product and product-related expenses. To offset these increases, we have raised prices in both our Automotive and Consumer segments that will have a positive impact beginning this quarter and more so in Q3 and beyond. We will also have higher professional fees associated with closing the Onkyo transaction. But for the year, we expect to

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Exhibit 99.2

generate growth, meaningful profitability and positive cash flow. The supply issues present a near-term challenge, and we are not alone, it's the entire industry. I believe we have managed this process well to this point, and we are poised for a strong second half and even better fiscal year '23 given the new alliances formed, the new awards and our momentum.So with that, I'll now turn the call over to Mike. And then when he's done, we'll open it up for questions. Michael?─────────────────────────────────────────────────────────────────────────────────────Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorThanks, Pat. Good morning, everyone.Pat discussed our first quarter financial highlights, and I will provide a little more color around key P&L drivers, the Onkyo transaction and close with a review of our balance sheet. All of my P&L comments are for the comparable Fiscal 2022 and Fiscal 2021 periods, unless noted otherwise.Total sales were up $65.1 million. Automotive segment sales were up $25.4 million with OEM product sales up $7.3 million driven by higher RSE volumes and growth in the heavy-duty truck, or HDT market which we service via VSM, a recent acquisition. Aftermarket product sales were up $18.1 million with roughly $12 million of this attributed to the DEI acquisition, which was not in our Fiscal '21 first quarter. In the aftermarket, we experienced year-over-year gains in the video and rear-seat entertainment, remote start and security, telematics, and satellite radio categories, among others.CE segment sales were up $39.6 million with Premium Audio product sales up $37.1 million and other CE product sales up $2.5 million. Within Premium Audio, the biggest growth was in the home separate category, followed by sales of speaker systems and computer systems, mobility products and to custom installers. Premium Audio sales were up both domestically and in Germany, and we added approximately $6.4 million of new business through 11 TC, which began operations in the second half of Fiscal 2021. We had sales increases in several CE accessory categories again as retailers were mostly shut down in FY '21 first quarter, but also due to increased distribution and product placement. Bluetooth wireless speakers, Karaoke product, home audio, remote controls, digital clocks, smart home, and nursery product sales were up in all of these categories. And we saw a modest increase in our German operation as online sales were strong and we're starting to see retail stores reopening.And Biometrics segment sales were up a little over $100,000.While consolidated gross margins were down 90 basis points, gross profit dollars were up $16.7 million.The Automotive segment had a gross margin increase of 930 basis points and gross profit increased by $8.5 million. Higher OEM sales led to better absorption rates and efficiencies helped drive margins as did the addition of the DEI business, which, traditionally, carry higher product margins and segment margins; and an increase in sales of higher-margin OEM and aftermarket safety, security and [RSE] (corrected by company after the call) products.The Consumer segment had a gross margin decline of 430 basis points, but gross profit was up $8.2 million. The driver of these margin declines were: 1)strong sales of Premium Audio computer systems launched in the second quarter of last year and other Premium Audio products sold through the warehouse club channels. The margin structure is lower, but the contribution in dollars is greater given the volume. 2) We also ran new promotions on some of these products following the holidays. 3) 11 TC sales positively impacted the segment's overall business but are sold on fulfillment margins. And 4), we incurred higher shipping costs and surcharges related to container shortages and port delays and higher costs for parts.The first 3 drivers are in the normal course of business and part of our strategy to increase profitability and fund growth-driven programs. The latter is something that we are controlling as best we can. There will be some residual impact in the second quarter but, as Pat indicated, the price increases we implemented will begin to offset this in the second quarter with a bigger impact in the third quarter and beyond.Lastly, Biometrics segment margins were positive at 19.5% versus a negative gross margin of 22.7%, though the overall impact was minimal.Operating expenses were up $9 million, but as a percentage of net sales declined from 39% in Q1 of Fiscal '21 to 27% in Q1 of Fiscal 2022. This is with a lot of additional costs we had. 1) $3.7 million of DEI-related expenses, which were not included in Q1 of last year; 2) a $2.6 million increase in professional fees with the majority related to the transaction Pat discussed; 3) $1.6 million of higher salary and related payroll taxes recorded as selling expenses and a $1.1 million increase in salary expenses recorded under G&A. Please note, last year's Q1 included furloughs and salary and bonus cuts that we put in place in the early stages of the pandemic. This year's first quarter did not have that. 4), $1.2 million higher commissions given the higher sales. And finally, 5) $900,000 in higher advertising expenses with new product displays created and in support of higher online traffic and sales.Pat addressed the bottom-line comparisons and our year-over-year improvements, but I'd like to make one other comment. Professional fees were up $2.6 million. Of this we had approximately $1.7 million of expenses related to the Onkyo transaction, GalvanEyes distribution agreement and non-routine legal fees. Taking this into account, our operating income was positive for Q1. You can see the breakout in our Adjusted EBITDA schedule in our release and Form 10-Q. We continue to lower costs in other areas and are mindful of all expenses, especially as the country, or rather the world, continues to open up.Other income of $2.6 million was up $1.9 million. Driving this was our 50-50 Joint Venture with ASA Electronics, who posted a $1.9 million improvement year-over-year, and we report this as equity and income of equity investees. Interest and bank charges declined $300,000, which offset the $200,000 increase in other, net.Moving on to the balance sheet and Onkyo. Balance sheet comparisons are for the periods ended May

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Exhibit 99.2

31, 2021, and February 28, 2021, the end of our Fiscal '22 first quarter and Fiscal '21 year-end.We had cash and cash equivalents of $36.7 million compared to $59.4 million. Total debt stood at $7 million compared to $7.1 million, all related to our Florida mortgage on the property. And long-term debt, net of debt issuance costs of $5.3 million versus $6 million.As for the Onkyo transaction, the Joint Venture between PAC and Sharp will incur a total purchase price of $30.8 million and includes the assumption of certain liabilities. In conjunction with the letter of intent we signed on April 29, 2021, we issued a $3 million secured promissory note to Onkyo, so they could continue to fund certain operations and support the business while we are in discussions. The $3 million is included within prepaid expenses and other current assets on our balance sheet. We amended the note on June 22 and provided an additional $2.25 million. The note bears interest at 4% and will be satisfied upon the completion of the transaction. As collateral, we received the security interest in certain Onkyo trademarks and assets. Of the total purchase price, our cash portion is expected to be approximately $26 million, and the total amount loaned, and interest accrued, will be deducted from the cash purchase upon closing. We expect we'll need roughly $5 million to support the Joint Venture for the remainder of the fiscal year.This concludes my remarks. And operator, we're ready to open up the call for questions.─────────────────────────────────────────────────────────────────────────────────────QUESTIONS AND ANSWERSOperator(Operator Instructions) We have a question from the line of Tom Forte with D.A. Davidson.─────────────────────────────────────────────────────────────────────────────────────Thomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystSo Pat and Mike, first off, congrats on the quarter. I had a handful of questions I wanted to walk through. I'll go one at a time.So first off, Pat, as a long-time participant in the consumer electronics category, I was hoping you could provide some historical context for the current challenging supply chain situation. For example, is this the most challenging it's been in 10 years, 20 years? How should I think about it in a historical context?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorWell, historically, I don't think we've seen situations like this before. There have been in part shortages, but COVID really has impacted so many different areas, whether it's the chip production, raw material, container delays, shipment delays, port problems because of COVID. This has essentially caused us to really expand the lead times that we normally have for purchasing product and procuring product. We've almost doubled our lead times to ensure that we have products when we need it.Obviously, through the first quarter, these problems existed. But with a 90% increase in sales, it did not

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Exhibit 99.2

affect us. The problems continue. We are prepared to bring in products any way that we need to bring in. We have built up a big supply of products that are waiting to be shipped. And we're fortunate from the standpoint we have the cash on hand, we have the lines open to us to support the inventory purchases, which will be higher, to make sure that any delays, we have additional products in our warehouses so that we do not miss any sales. But when it comes to historical, I've been doing this for 40-plus years, I don't believe I've seen anything as problematic as this. But as I said, I think we're handling it well.─────────────────────────────────────────────────────────────────────────────────────Thomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystExcellent. That was very helpful. So the next question I had is, how should I think about it in this manner? Is it more challenging today in July than it was 3 months ago and 6 months ago? And what signs are you looking for improvement?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorWell, I think we're -- from the chip shortages and things like that, we had anticipated. We started to hear about the chip shortages, so we were out purchasing and we've extended our long lead items, in some cases, over a year. So the chip shortages have not really affected us.The price increases will affect us as those higher-priced products get delivered to us, but that's the reason why we instituted the price increases, to offset the raw material chip price increases. And then there's also some increase in containers and freight and bringing the products in, which we instituted a surcharge on. And we feel we're quite competitive with the rest of the market because everybody is facing the same thing. So the prices are going up to offset it.Obviously, the holiday season is always a crunch. So I think it's going to be challenging. And that is the reason why we have gone out and laid in orders so that, one, we would have product now. The goal is getting that product into the country however which way we have to bring it in to secure sales.─────────────────────────────────────────────────────────────────────────────────────Thomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystGreat. Two more. So following our initiation of your stock, we've had a lot of questions from investors on your automotive efforts and how you're able to land Amazon as a customer and the significance of what you're doing with Amazon as part of your product portfolio. Can you provide some additional details on that?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorWell, obviously, when Amazon looked to enter into the automotive space, they looked around and they wanted to get their Fire TV into vehicles. And they looked around the companies that have the expertise in the field. And seeing as it had been a niche business and we were, by far, the #1 supplier of rear-seat entertainment in cars both in the aftermarket and to the OEM manufacturer, they approached us. And when they saw the capability that we had, they felt very comfortable with moving ahead and essentially making us the only company in North America that they're working with to develop Amazon TV in the car. And with our involvement in OEM automotive for a number of years, we knew what to expect. And

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Exhibit 99.2

obviously, our successes, we have delivered to Stellantis. There was one other manufacturer that they chose to produce products for some European car manufacturers that are way behind where we are.So I think we've performed very, very well, and I know that we have the confidence of Amazon to recommend VOXX to any and all other OEM manufacturers that are looking to add Fire TV to the car.─────────────────────────────────────────────────────────────────────────────────────Thomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystGreat. So last one, final one. So the new Stellantis program looks really interesting to us. Can you talk about at high level what it could mean for VOXX International?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorI'm sorry, which plan was this?─────────────────────────────────────────────────────────────────────────────────────Thomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystStellantis.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorOh, Stellantis.─────────────────────────────────────────────────────────────────────────────────────Thomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystStellantis. Yes.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes. Stellantis is -- it's primarily starting with pretty much all the Jeeps and the Pacifica, okay? In the end of this month, they will be delivering the -- their new Grand Wagoneer, which is their flagship vehicle, and that will contain our products with rear seats and Fire TV.Again, we've had relationships with these car manufacturers. A number of years -- we've worked with Chrysler for a number of years on remote car start. And again, when Amazon was recommending VOXX, Chrysler had the experience with VOXX over many, many years. And based on, again, our knowledge of the rear-seat space, what we had already achieved, which was way ahead of the market, they were comfortable in working with us. Financially, we're a stable company and that allows them to make the decision to move ahead with us.So there are a lot of different factors that played into it, our experience, Amazon's desire to work with us. They've met with our engineering team. They knew we had the capability and then we had the financial wherewithal to work with them. And they will roll out now the Jeep Wagoneer, the Jeep Cherokee, the Pacifica over a period of time. And that's how it developed.─────────────────────────────────────────────────────────────────────────────────────Operator(Operator Instructions) Sir, I'm not showing any further questions in queue.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorOkay. Thank you. I want to thank everyone for joining the call this morning. We are pretty excited about the prospects for the company as we look into the future, as we close the Onkyo deal, the Pioneer license agreement and as we start to shift forward and Stellantis, the Amazon Fire TV, which we believe will generate additional business as it will be the most technologically advanced system on the market. And I think it will drive focus on to VOXX from other OEM suppliers.So guys, ladies, have a great day. Thank you for your interest.─────────────────────────────────────────────────────────────────────────────────────OperatorThank you. And this concludes today's conference. Thank you for your participation and you may now disconnect.─────────────────────────────────────────────────────────────────────────────────────

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Exhibit 99.2

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